UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 3, 2005

(Date of earliest event reported)

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

(952) 944-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 3, 2005, Department 56, Inc. (the “Company”) awarded stock options and restricted stock to certain executive officers and directors.  Information regarding the terms of the awards is set forth below.

Awards to Named Executive Officers

Stock Options

The Company awarded non-qualified stock options to the following named executive officers in the amounts indicated:

Name	Position	Number of Stock Options Awarded

Susan Engel	Chairwoman and Chief Executive Officer	34,500
Tim Schugel	Executive Vice President, Chief Financial Officer and Chief Accounting Officer	12,938
Elise Linehan	Executive Vice President - Product Development and Retail	12,938
Andy Melville	Executive Vice President - Time to Celebrate	12,938

Such stock option awards were made pursuant to the shareholder approved Department 56, Inc. 2004 Stock Incentive Plan (the “2004 Stock Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004.  The form of stock option agreement used in connection with stock option awards to officers under the 2004 Stock Plan, including the awards to the officers listed above, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Performance Shares

The Company awarded performance shares to the following named executive officers in the amounts indicated:

	Effective Date of	Measuring Period -	Number of Shares Subject to Award
Name	Award	Fiscal Years	Minimum	Threshold	Target	Maximum

Susan Engel	1/3/2005	2005-06	0	13,972.50	18,630	18,630
Tim Schugel	1/3/2005	2005-06	0	5,239.50	6,986	6,986
Elise Linehan	1/3/2005	2005-06	0	5,239.50	6,986	6,986
Andy Melville	1/3/2005	2005-06	0	5,239.50	6,986	6,986

Such performance share awards were made pursuant to the 2004 Stock Plan.  The form of agreement for performance share awards used in connection with performance share awards under the 2004 Stock Plan, including the awards to the officers listed above, is attached hereto as Exhibit 10.2 and is incorporated herein by reference (the “Form of Performance Share Agreement”).

The performance shares are subject to forfeiture and certain other restrictions set forth in the Form of Performance Share Agreement and the 2004 Stock Plan during the period commencing on January 2, 2005 and ending on December 30, 2006 (the “Performance Cycle”).  The number of performance shares that may become earned and vested for each officer is dependant upon the Company’s cumulative operating cash flow at the end of the Performance Cycle in comparison to certain preset targets.  The minimum, threshold, target and maximum amounts of performance shares that may be earned by the officers is set forth in the above table.  Specific terms regarding the calculation of the number of shares to be awarded to the officers are provided in the Form of Performance Share Agreement.

Awards to Directors

The Company also awarded non-qualified stock options and restricted stock to the following directors in the amounts indicated:

Name	Number of Stock Options Awarded	Number of Restricted Shares Awarded

James Bloom	4,000	2,000
Michael Francis	4,000	2,000
Charles Hayssen	4,000	2,000
Stewart Kasen	4,000	2,000
Reatha Clark King	4,000	2,000
Gary Matthews	4,000	2,000
Vin Weber	4,000	2,000

Such stock option and restricted stock awards were made pursuant to the 2004 Stock Plan.  The form of stock option agreement for directors used in connection with stock option awards to directors under the 2004 Stock Plan, including the awards to the directors listed above, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.  The form of restricted stock award agreement used in connection with restricted stock awards under the 2004 Stock Plan, including the awards to the directors listed above, is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are being filed with this Form 8-K:

10.1  Form of Stock Option Agreement for Officers under the Department 56, Inc. 2004 Stock Incentive Plan.

10.2  Form of Performance Share Agreement under the Department 56, Inc. 2004 Stock Incentive Plan.

10.3  Form of Stock Option Agreement for Directors under the Department 56, Inc. 2004 Stock Incentive Plan.

10.4  Form of Restricted Stock Agreement under the Department 56, Inc. 2004 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

By:	/s/ Timothy J. Schugel
Timothy J. Schugel Executive Vice President and Chief Financial Officer

Date:  March 14, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Stock Option Agreement for Officers under the Department 56, Inc. 2004 Stock Incentive Plan.

10.2	Form of Performance Share Agreement under the Department 56, Inc. 2004 Stock Incentive Plan.

10.3	Form of Stock Option Agreement for Directors under the Department 56, Inc. 2004 Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement under the Department 56, Inc. 2004 Stock Incentive Plan.